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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported): November 22, 1999


                          SARATOGA BEVERAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)


----------------------------  ------------------------  ---------------------
            DELAWARE                  33-62038NY              14-1749554
----------------------------  ------------------------  ---------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification No.)
----------------------------  ------------------------  ---------------------

------------------------------------------------------  ---------------------
                   11 GEYSER ROAD
                 SARATOGA SPRINGS, NEW YORK                     12866
      (Address of principal executive offices)                (Zip Code)
------------------------------------------------------  ---------------------

                                 (518) 584-6363
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

        On January 29, 1999, Saratoga Beverage Group, Inc. (the "Registrant") consummated the acquisition by merger of The Fresh Juice Company, Inc. ("Fresh Juice").

        On February 5, 1999, the Registrant filed a Current Report on Form 8-K describing the consummation of the merger with Fresh Juice and, pursuant to General Instruction B.3. of Form 8-K, incorporating by reference to the Registrant's Registration Statement on Form S-4 filed with the SEC on December 24, 1998 (File No. 333-69707) the financial statements of Fresh Juice required by Item 7(a) hereof and the pro forma information of Fresh Juice required by
Item 7(b) hereof.

        On or about November 22, 1999, the Registrant completed an audit of the Fresh Juice financial statements for the year ended November 30, 1998. The audited financial statements are included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

        Not applicable.

(b)  Pro forma financial information.

        Not applicable

(c)  Exhibits.

EXHIBIT NO.          DESCRIPTION

23.1                 Consent of Independent Auditors

99.1 Consolidated Financial Statements of The Fresh Juice Company, Inc. for the year ended November 30, 1998.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SARATOGA BEVERAGE GROUP, INC.


                                                 By: /s/ Kim James
                                                     -------------------------
                                                     Kim James
                                                     Chief Financial Officer


Date:  January 20, 2000


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                                INDEX TO EXHIBITS

EXHIBIT NO.          DESCRIPTION

23.1                 Consent of Independent Auditors

99.1 Consolidated Financial Statements of The Fresh Juice Company, Inc. for the year ended November 30, 1998.